DATED 31 MARCH 2000





                             MICHAEL JOHN NEAME (1)

                                       and

                                MARTIN CLARKE (2)

                                       and

                             24STORE.com LIMITED (3)

                                       and

                                INFINICOM AB (4)

                                       and

                                 SCOOP, INC. (5)




--------------------------------------------------------------------------------

                   DEED OF SUBSCRIPTION, AMENDMENT AND RELEASE
                                 in respect of:
                     (i) a share sale and purchase agreement
                        (ii) a loan note instrument; and
                        (iii) a legal charge over shares

--------------------------------------------------------------------------------


                                  White & Case
                                  7-11 Moorgate
                                     London
                                    EC2R 6HH
                               Tel: 020 7726 6361
                               Fax: 020 7726 4314
                                    Ref: GJH

THIS DEED is made on 31 March 2000.

BETWEEN:

(1) MICHAEL JOHN NEAME of 44 Pyotts Copse, Old Basing, Basingstoke, Hants RG24 8WE;

(2) MARTIN CLARKE of Kingston, Reading Road North, Fleet, Hants GU13 8HR (together "the Vendors");

(3)      24STORE.com  LIMITED  a  company   incorporated  in  England  with  its
         registered address at Cyberia House, Church Street, Basingstoke, Hampshire RG21 7QN and registered number 3605559 ("the Purchaser");

(4) INFINICOM AB a company incorporated in Sweden with registered number 556448-8194 whose registered office is situated at Gustavslundsvagen 151E, S-167 51, Bromma, Sweden ("Infinicom"); and

(5) SCOOP, INC a corporation organised and existing under the laws of the State of Delaware, USA ("Scoop").

RECITALS:

(A) LapLand U.K. Limited ("Lapland") was incorporated in England on 9 July 1990 under the Companies Act 1985 with registered number 02520180, is a private company limited by shares and has an authorised share capital of 50,000 Pounds Sterling divided into 50,000 ordinary shares of 1 Pounds Sterling each, all of which have been issued or allotted and are fully paid.

(B) Mobile Planet Limited ("Mobile") was incorporated in England on 14 February 1992 under the Companies Act 1985 with registered number 02687500, is a private company limited by shares and has an authorised share capital of 5,000 Pounds Sterling divided into 5,000 ordinary shares of 1 Pounds Sterling each, all of which have been issued or allotted and are fully paid.

(C) Cyberia (UK) Limited ("Cyberia") was incorporated in England on 24 September 1997 under the Companies Act 1985 with registered number 03438944, is a private company limited by shares and has an authorised share capital of 2,000 Pounds Sterling each divided into 2,000 ordinary shares of 1 Pounds Sterling each 2 of which have been issued or allotted and are fully paid.

(D) On 18 September 1998, the Vendors agreed to sell the Sale Shares to Infinicom, which agreement was rescinded by the Vendors on 1 April 1999, when the Vendors exercised their rights under a legal charge dated 2 December 1998.

(E) Pursuant to a share sale and purchase amendment agreement between the parties hereto (except Scoop) dated 6 May 1999 (the "1999 SPA"), the Vendors subsequently sold and the Purchaser acquired the entire issued share capital in the Companies in accordance with the terms and conditions of the 1999 SPA.

(F) On 6 May 1999, Infinicom and the Purchaser also executed as a deed an instrument constituting up to 1,750,000 Pounds Sterling 10% secured loan notes issued by the Purchaser (which together with any schedules and supplemental instruments thereto shall be referred to herein as the "1999 Loan Note Instrument") under which the Vendors are at the date hereof the sole Noteholders (as defined in the 1999 Loan Note Instrument).

(G) On 6 May 1999, each of the Vendors and the Purchaser also entered into a Legal Charge over Shares (the "1999 Legal Charge"), whereby, inter alia, certain amounts from time to time owing to the Vendors under the 1999 Loan Note Instrument were agreed to be secured in favour of the Vendors.

(H) The parties hereto have agreed, inter alia, (i) to amend certain provisions of the 1999 SPA, (ii) to release all rights and obligations under the 1999 Loan Note Instrument in consideration for new undertakings set out herein and in the Option Agreements, (iii) to release the provisions of the 1999 Legal Charge and (iv) to effect the allotment of certain securities in the capital of the Purchaser and of Scoop (respectively), in each case in accordance with the terms set out below.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1 Terms used in this Deed have the same meanings and construction as set out in the 1999 SPA, save where otherwise defined herein or where the context requires otherwise.

1.2 Notwithstanding the above Clause 1.1, in this Deed the following definitions are used:

          "1999 Documents"              means the 1999 SPA,  the 1999 Loan  Note
                                        Instrument and the 1999 Legal Charge, all of them and each of them as the context admits.

          "Authorisation Documents"     means   those   resolutions   and  other
                                        documents  listed and set out at Exhibit
                                        D (Authorisation Documents).

          "Debt  Obligations"           means  the  debt   obligations   of  the
                                        Purchaser, details of which are set out in Exhibit C.

          "Effective Date"              means such time on the date  hereof (and
                                        not later than the date hereof) when all
                                        of  the  resolutions  of the  Boards  of
                                        Directors,  resolutions of  Shareholders
                                        and other actions and  authorisations of
                                        the     respective     companies     and
                                        corporations     set    out    in    the
                                        Authorisation    Documents   have   been
                                        effected.

          "Option  Agreements"          means each of the option  agreements set
                                        out at Exhibit B to be entered into pursuant to Clause 2.3.2(iv).

          "Purchaser's  Solicitors"     means  White & Case of  Basildon  House,
                                        7-11 Moorgate, London EC2R 6HH

          "Scoop Subscription
           Agreement"                   means    the    agreements    for    the
                                        subscription of shares of common stock in Scoop, as set out in Exhibit E (Scoop
                                        Subscription Agreements), all of them and each of them as the context admits.

1.3 The designations adopted in the recitals and introductory statements preceding this clause apply throughout this Deed and its Exhibits.

1.4 Save as specifically provided in this Agreement, the provisions of Part I of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to this Agreement.

2.       AMENDMENT AND RESTATEMENT

2.1      Agreement and consent to amendments

         2.1.1 Each party to each agreement or deed, as the case may be, referred to in Clause 2.2 (1999 SPA) to Clause 2.4 (1999 Legal Charge) (inclusive) agrees that the amendments to or release of the terms under that agreement or deed, as the case may be, specified in the relevant clause shall be made.

         2.1.2 The parties to this Deed agree that, with effect from the Effective Date, references in a 1999 Document to any 1999 Document amended, modified, waived and/or supplemented by this Deed shall be deemed to be references to that 1999 Document (and to any definition contained therein) as amended, modified and/or supplemented by this Deed.

2.2      1999 SPA

         2.2.1 With effect on and from the Effective Date, the 1999 SPA shall be amended as described in Exhibit A (Amendments to the 1999
                  SPA).

         2.2.2 In addition, the Vendors, the Purchaser and Infinicom hereby agree and confirm that the Purchaser has previously complied with all of its duties and obligations set out in Clauses 3.1 and 5.1 of the 1999 SPA (as amended hereby), as required therein, which accordingly have been satisfied in full.

2.3      1999 Loan Note Instrument

         2.3.1 With effect on and from the Effective Date and in consideration for the undertakings given in Clause 2.3.2 below, all rights, benefits, interests and claims together with all debts, obligations and liabilities otherwise accruing to or owing by the parties thereto under the 1999 Loan Note Instrument shall be released with the result that the 1999 Loan Note Instrument shall be of no further force and effect.

         2.3.2 In consideration for the release of the rights and obligations set out in Clause 2.3.1 above, in each case upon the Effective
                  Date:

                  (i) the Purchaser undertakes to pay to the Vendors in aggregate the sum of 851,506 Pounds Sterling in cash (which obligation shall be satisfied upon the giving of confirmation by the Purchaser's Solicitors that they hold such money to the order of the Vendors);

                  (ii) the Purchaser undertakes to allot to Scoop 4,200,000 ordinary shares of 10 pence each in the share capital of the Purchaser, credited as fully paid;

                  (iii) Scoop undertakes to allot to each of the Vendors 4,953,455 shares of common stock, par value US$0.001 per share, in the capital of Scoop, credited as fully paid which shall be allotted upon the terms set out in the Scoop Subscription Agreements marked Annex 1 and Annex 2, each of which has been executed by the respective parties thereto (but not dated) and which shall be dated the Effective Date; and

                  (iv) Infinicom and the Vendors undertake to enter into their respective Option Agreements in the form set out at Exhibit B (Option Agreements) in relation to the shares in Scoop allotted pursuant to Clause 2.3.2(iii) above, each of which has been executed by the respective parties thereto (but not dated) and which shall be dated the Effective Date.

2.4      1999 Legal Charge

         Further to the release of all rights and obligations under the 1999 Loan Note Instrument under Clause 2.3.1 above, the parties to the 1999 Legal Charge shall upon the Effective Date release any and all duties and obligations which would otherwise be owing to each of them and relinquish all rights and benefits which would otherwise be accruing to each of them under the 1999 Legal Charge, which as of the Effective Date shall be of no further force and effect.

3.       TRANSFER OF DEBT OBLIGATIONS BY THE PURCHASER

3.1      In each case upon the Effective Date:

         (i) the Purchaser shall give notice to Infinicom to transfer the Debt Obligations to Scoop;

         (ii) Infinicom shall give its full consent to such transfer of such Debt Obligations; and

         (iii) Scoop shall accept such Debt Obligations transferred to it by the Purchaser, in consideration for the undertaking set out in Clause 3.2 below.

3.2 In consideration for the transfer to and assumption by Scoop of the Debt Obligations pursuant to Clause 3.1 above, the Purchaser undertakes to allot to Scoop on the Effective Date 16,142,972 ordinary shares of 10 pence each in the capital of the Purchaser, credited as fully paid.

3.3 Infinicom hereby agrees to release, upon the Effective Date, all amounts (including for the avoidance of doubt principal, interest and otherwise) owing to it by Scoop under the Debt Obligations (which shall previously have been transferred on the Effective Date to Scoop by the Purchaser under Clause 3.1 above) in consideration for the allotment by Scoop to Infinicom of 7,819,217 shares of common stock, par value US$0.001 per share of Scoop, credited as fully paid, which shares Scoop undertakes to allot to Infinicom on the Effective Date, which shall be allotted upon the terms set out in the Scoop Subscription Agreement marked Annex 3, which has been executed by the parties thereto (but not dated) and which shall be dated the Effective Date.

4.       SUBSCRIPTIONS

4.1      Upon the Effective Date:

         (i) Infinicom undertakes to apply to Scoop for the allotment to it by Scoop of 965,132 shares of common stock, par value US$0.001 per share of Scoop, credited as fully paid, at a subscription price of US$1.938 per such share in Scoop, which shall be allotted upon the terms set out in the Scoop Subscription Agreement marked Annex 3, which has been executed by the parties thereto (but not dated) and which shall be dated the Effective Date; and

         (ii) Scoop undertakes to allot to Infinicom all the shares in Scoop referred to in Clause 4.1(i) above upon receipt of the sum of US$1,870,426 in cash in the Dollar Client Deposit Account of White & Case at National Westminster Bank plc, City of London Office, 1 Princes Street, London EC2R 8PA, Sort Code 60-00-01, Account number 140-1-04038851.

4.2      Upon the Effective Date:

         (i) Scoop undertakes to apply to the Purchaser for the allotment to it by the Purchaser of 4,308,580 ordinary shares of 10 pence each in the capital of the Purchaser, credited as fully paid, at a subscription price of 25 pence per such share in the Purchaser; and

         (ii) the Purchaser undertakes to allot to Scoop all the shares in the Purchaser referred to in Clause 4.2(i) above upon receipt of the sum of US$1,695,426 (sterling equivalent 1,077,145 Pounds Sterling) in cash in the Dollar Client Deposit Account of White & Case at National Westminster Bank plc at the address stated above, Sort Code: 60-00-01, Account number:
                  140-1-04038851 who will hold such monies to the order of the Purchaser.

4.3 Upon the Effective Date, the Purchaser undertakes to apply to its wholly owned subsidiary 24 IT AS, a company incorporated under the laws of Norway ("24 IT"), for the allotment to it by 24 IT of 4,500 ordinary shares of 100 NOK each in the capital of 24 IT, credited as fully paid, at a subscription price of 250 NOK per such share in 24 IT and the Purchaser further undertakes on the Effective Date or as soon as required thereafter to make payment to 24 IT in cash, as above, for the allotment to it of such shares on the Effective Date, upon completion of such allotment.

5.       LIABILITY

         Where in this Deed any liability is undertaken by two or more persons together, the liability of each of them will be joint and several.

6.       PROVISIONS RELATING TO THIS DEED

         In relation to its subject-matter, this Deed together with the agreed drafts represents the entire understanding, and supersedes any previous agreement, between the parties.

7.       COSTS

         The Purchaser shall bear the reasonable professional expenses of each of the Vendors incurred in agreeing and documenting this Deed.

8.       MISCELLANEOUS

8.1 The provisions of Clauses 12 (Notices) and 13 (Counterparts) of the 1999 SPA shall apply to this Deed as if set out herein in full, mutatis mutandis, except that any reference in any such clauses to "this Agreement" shall be deemed instead to be a reference to "this Deed".

8.2 In addition, the provisions for notices in relation to Scoop shall be as follows:

         Scoop, Inc.
         c/o Cyberia House,
         Church Street,
         Basingstoke,
         Hampshire RG21 7QN

         FAO:     Chairman of the Board of Directors

         Tel:   +44 (0) 1256 867 800
         Fax:   +44 (0) 1256 867 734

         and the provisions for notices in relation to Infinicom shall be as follows:

         InfiniCom AB
         Gustavslundsvagen 151E,
         S-167 51,
         Bromma,
         Sweden

         FAO:     Chairman of the Board of Directors

         Tel:   + 46 (0)8 634 1570
         Fax:   + 46 (0)8 634 1583

8.3 The terms of this Deed shall insofar as not performed on the Effective Date and subject as specifically otherwise provided in this Deed continue in force after and notwithstanding the occurrence of the Effective Date.

8.4 If at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof shall not be in any way affected or impaired thereby.

9.       EXECUTION AS A DEED

         Each of the parties to this Deed intends it to be a deed and confirms that it is executed and delivered as a deed, in each case notwithstanding the fact that any one or more of the parties may only execute this Deed under hand.

10.      FURTHER ASSURANCES

         Each party to this Deed agrees to execute all such documents and do all such other acts and things as may reasonably be considered necessary or desirable to give full effect to this Deed.

11.      GOVERNING LAW

         This  Agreement  shall be governed by and construed in accordance  with
         English  law.   The  parties   hereto   submit  to  the   non-exclusive
         jurisdiction of the English courts.

     IN WITNESS of which the parties have executed this Deed the day and year written above.



EXECUTED AND DELIVERED AS A DEED    )                /s/ Michael John Neame
by MICHAEL JOHN NEAME               )                ----------------------
in the presence of:                 )                Director



Witness signature:  /s/ Alexander G. Preshaw
                    ------------------------

Address:     Wolverton Court
             Basingstoke
             Hampshire

Occupation:  Solicitor




EXECUTED AND DELIVERED AS A DEED    )                /s/ Martin Clarke
by MARTIN CLARKE                    )                -----------------
in the presence of:                 )


Witness signature:  /s/ Alexander G. Preshaw
                    ------------------------

Address:     Wolverton Court
             Basingstoke
             Hampshire

Occupation:  Solicitor

EXECUTED AND DELIVERED AS A DEED    )                /s/ Larsake Sandin
for and on behalf of INFINICOM AB   )                ----------------------
in the presence of:                 )                Director




Witness signature:  /s/ Angela Yvonne Turner
                    ------------------------

Address:    Nerja Villas
            C. Comercial Local 3A "El Capistrano Villaje"
            29780 Nerja (Malaga)
            Spain

Occupation: Company Director




EXECUTED AND DELIVERED AS A DEED            )
for and on behalf of 24STORE.com LIMITED    )
in the presence of:                         )        /s/ Larsake Sandin
                                                     ------------------
                                                     Director

Witness signature:  /s/ Angela Yvonne Turner
                    ------------------------

Address:     Nerja Villas
             C. Comercial Local 3A "El Capistrano Villaje"
             29780 Nerja (Malaga)
             Spain

Occupation:  Company Director

                                                     /s/ Michael John Neame
                                                     ----------------------
                                                     Director

Witness signature:  /s/ R Woodward
                    --------------

Address:    Zennor,
            Cherry Tree Walk,
            Rowledge,
            Surrey

Occupation: Finance Director

EXECUTED AND DELIVERED AS A DEED    )
for and on behalf of SCOOP, INC.    )
in the presence of:                 )                /s/ Larsake Sandin
                                                     ------------------
                                                     Director

Witness signature:  /s/ Angela Yvonne Turner
                    ------------------------

Address:    Nerja Villas
            C. Comercial Local 3A "El Capistrano Villaje"
            29780 Nerja (Malaga)
            Spain

Occupation: Company Director

          Exhibit A to the Deed of Subscription, Amendment and Release

                             Amendments to 1999 SPA

Clause 5.1 (Purchaser's Obligations) shall be amended to read as follows:

"5.      PURCHASER'S OBLIGATIONS

5.1 Forthwith upon execution of this Agreement the Purchaser shall apply for the issue of the total 475,000 Consideration Shares referred to in Clause 3.1(c) to the Vendors on Completion and, in exchange for the documents listed in Clause 4, the Purchaser shall deliver to the
         Vendors:

         (a) evidence, satisfactory to the Vendors, that the above-mentioned 475,000 in aggregate Infinicom B Shares, have been issued to them by Infinicom fully paid and are being held by Fischer Partners Fondkommission AB to their order (it being acknowledged by the parties hereto that the 225,000 Infinicom B Shares referred to in Clause 3.1(b) have previously been allotted and issued in satisfaction of Clause 3.1(b)).

         (b) secured convertible loan notes in the sum of L1,750,000 in the agreed form;

         (c)      a legal charge in the agreed form duly executed by it."

          Exhibit C to the Deed of Subscription, Amendment and Release


                                Debt Obligations

All amounts owing (by way of principal, interest and otherwise) under:

1. Loan Note issued by the Purchaser in favour of Infinicom dated 9 April 1999 in the principal amount of US$2,368,000.

2. Loan Note issued by the Purchaser in favour of Infinicom dated 9 April 1999 in the principal amount of US$1,581,000.

3. Loan Note issued by the Purchaser in favour of Infinicom dated 6 May 1999 in the principal amount of SEK 16,300,000 (equivalent to US$1,870,425).

4.   Intercompany transactions, not documented by a Loan Note


     funds from E. Bakke                                 -$25,000.00
     funds from Zygo Corp                                -$10,000.00
     funds from Ronald  Rotter                           -$25,000.00
     funds from Robert Antin                            -$100,000.00
     funds from James Folin                              -$49,975.00
     payment of $1998.45 to InfiniCom AB                   $1,998.45
     payment of 32178.21 Pounds Sterling to
       InfiniCom AB                                       $32,178.21
     payment of 4805.23SEK/599.15 USD to
     CIS Credit Insurance Services                           $599.15
     payment of 4609.13 SEK/574.70 USD to Tele2              $574.70
     payment of 154412.00SEK/19253.36 USD to
     Krono                                                $19,253.36
     payment of 190000.00SEK/23690.77 USD to
     Michelson and Werner                                 $23,690.77                      (equivalent to
     creditor per 24STORE.com Limited                    $131,680.36       $131,680        83,835 Pounds Sterling)


5.    Interest due on Loan Notes


      $2,368,000 Loan Note of 9th April 1999          US$ 164,592
      $1,581,000 Loan Note of 9th April 1999          US$ 109,890                         (equivalent to
      16,300,000 SEK Loan Note of 6th May 1999        SEK 987,825          $387,835         246,919 Pounds Sterling)

      TOTAL AMOUNTS PAYABLE TO INFINICOM AB,                                              (equivalent to
      BY 24STORE.COM LTD 15TH MARCH 2000                                 $6,338,941         4,035,743 Pounds Sterling)
                                                                         ==========     ===============